EXHIBIT 10.1.33

            CONSENT, dated as of October 8, 1998 (this "CONSENT"), to the Revolving Credit, Term Loan and Guarantee Agreement, dated as of February 2, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among A.P.S., Inc., a Delaware corporation and debtor-in-possession (the "COMPANY"), APS Holding Corporation, a Delaware corporation ("HOLDING"), each of the direct and indirect Subsidiaries of the Company party thereto (together with Holding, the "GUARANTORS"), each of which Guarantors is a debtor-in- possession (the Company and the Guarantors, collectively, the "DEBTORS"), the several banks and other financial institutions from time to time party thereto (collectively, the "LENDERS"), and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT").


                             W I T N E S S E T H :

            WHEREAS, the Company, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement;

            WHEREAS, on September 18, 1998 the Debtors filed with the Bankruptcy Court a "Motion for Order: (A) Authorizing Assumption and Assignment of (1) a Lease Relating to Certain Nonresidential Real Property in Monroe, Louisiana and
(2) Certain Executory Contracts Pursuant to Section 365 of the Bankruptcy Code;
(B) Authorizing Sale of Certain Assets in Monroe, Louisiana Free and Clear of Liens and Encumbrances, Pursuant to Section 363 of the Bankruptcy Code; (C) Approving Agreement to Provide Limited Services to the Purchaser Pursuant to
Section 363 of the Bankruptcy Code; (D) Approving Break-Up Fee; and (E) Granting Related Relief" (the "MONROE SALE MOTION");

            WHEREAS, pursuant to, and as more fully described in, the Monroe Sale Motion, the Debtors propose to sell (the "MONROE SALE") certain of their assets related to the operation of the Debtors' regional distribution center located in Monroe, Louisiana, including without limitation, inventory, equipment and fixtures, pursuant to an Asset Purchase Agreement dated as of September 17, 1998 (the "MONROE ASSET PURCHASE AGREEMENT"), among certain of the Debtors and Rankin Automotive Group, Inc.;

            WHEREAS, in connection with the Monroe Sale Motion, the Company has requested that the Lenders consent under subsection 8.6 of the Credit Agreement to permit the Company to consummate the Monroe Sale pursuant to the Monroe Asset Purchase Agreement;

            WHEREAS, also on September 18, 1998 the Debtors filed with the Bankruptcy Court a "Motion For Order Establishing Procedures for Future Asset Sales" (the "SALE PROCEDURES MOTION");

            WHEREAS, pursuant to, and as more fully described in, the Sale Procedures Motion, the Debtors seek entry of an order of the Bankruptcy Court (substantially in the form attached as Exhibit A to the Sale Procedures Motion, the "SALE PROCEDURES ORDER"), approving the establishment of certain notice and other procedures in connection with the potential sale(s) of assets associated with the Debtors' store locations (the "STORE SALES");
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                                                                               2


            WHEREAS, in connection with the Sale Procedures Motion, the Company has requested that the Lenders consent under subsection 8.6 of the Credit Agreement to permit the Debtors to consummate Store Sales in accordance with the procedures set forth in the Sale Procedures Order; and

            WHEREAS, the Lenders are willing to agree to such requests, but only upon the terms and conditions of this Consent;

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Guarantors, the Lenders and the Agent hereby agree as follows:

            1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

            2. CONSENT UNDER SUBSECTION 8.6 (LIMITATION ON SALE OF ASSETS). Effective as of the date hereof, the Lenders hereby consent under subsection 8.6 of the Credit Agreement solely to the extent necessary to permit the Company:

                  (a) to consummate the Monroe Sale in accordance with the terms of the Monroe Asset Purchase Agreement; and

                  (b) to consummate Store Sales (exclusive of the Asset Sales otherwise permitted under subsection 8.6(c) of the Credit Agreement) in accordance with the terms of the Sale Procedures Order;

PROVIDED that (i) the consent contained in clauses (a) and (b) above is conditioned upon the following: (A) within one Business Day after the receipt of the Net Cash Proceeds of the Monroe Sale or any Store Sale, as the case may be, the Company shall apply an amount equal to such Net Cash Proceeds in accordance with subsection 4.8(d) of the Credit Agreement and (B) no Default or Event of Default shall then have occurred and be continuing or would result from consummation of the Monroe Sale or such Store Sale, as the case may be and (ii) the consent contained in clause (b) above is further conditioned upon the following: (A) the aggregate purchase price for all Store Sales shall not exceed $6,000,000 and (B) the purchase price for any Store Sale shall be payable in cash at closing and shall not be less than the sum of (x) 75% of the book value of all inventory sold pursuant to such Store Sale, (y) 70% of the book value of all accounts receivable sold pursuant to such Store Sale which are outstanding less than 60 days as of the closing date of such Store Sale and (z) 50% of the book value of all fixed assets sold pursuant to such Store Sale.

            3. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Consent, the Debtors hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true
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                                                                               3

and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Consent.

              CONDITIONS TO EFFECTIVENESS OF THIS CONSENT. This Consent shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Consent duly executed by the Company, the Guarantors and the Required Tranche A Lenders.

              CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended or waived pursuant to this Consent, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Consent shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any further amendment, modification or waiver of subsection 8.6 of the Credit Agreement.

              MISCELLANEOUS. This Consent may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Consent may be delivered by facsimile transmission of the relevant signature pages hereof.

              This Consent shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

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                                                                               4

            IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     A.P.S., INC.

                                     By:
                                           Title:


                                     GUARANTORS:

                                     APS HOLDING CORPORATION
                                     BIG A AUTO PARTS, INC.
                                     AUTOPARTS FINANCE COMPANY, INC.
                                     APS SUPPLY, INC.
                                     AMERICAN PARTS SYSTEM, INC.
                                     A.P.S. MANAGEMENT SERVICES, INC.
                                     INSTALLERS' SERVICE WAREHOUSE, INC.
                                     PARTS, INC.
                                     PRESATT, INC.

                                     By:
                                           Title:


                                     THE CHASE MANHATTAN BANK, AS LENDER,
                                     ISSUING BANK AND AGENT

                                     By:
                                           Title:

                                    BANK ONE, N.A.

                                     By:
                                           Title:


                                     D.K. ACQUISITION PARTNERS, L.P.

                                     BY: M.H. DAVIDSON & CO., ITS GENERAL
                                     PARTNER


                                     By:
                                          Title:


                                     FOOTHILL CAPITAL CORPORATION

                                     By:
                                           Title:


                                     GOLDMAN SACHS CREDIT PARTNERS
                                     L.P.

                                     By:
                                          Title:
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                                                                               6

                                     ATIONAL BANK OF CANADA

                                     By:
                                           Title:

                                     By:
                                           Title:


                                     PPM AMERICA, INC., AS AGENT FOR
                                     PPM AMERICA SPECIAL INVESTMENT
                                     FUND, L.P.

                                     By:
                                           Title:

                                     QUANTUM PARTNERS LDC

                                     By:
                                           Title:


                                    SOCIETE GENERALE

                                    By:
                                           Title:

                                                                               7
                                     UBS AG, LONDON BRANCH

                                     By:
                                           Title:

                                     By:
                                           Title:


                                     WAYLAND INVESTMENT FUND LLC

                                     BY:  CFSC WAYLAND ADVISERS, INC.,
                                             ITS MANAGER

                                     By:
                                           Title:

                                     WELLS FARGO BANK (TEXAS),
                                     NATIONAL ASSOCIATION

                                     By:
                                         Title: